American Maturity Life Insurance Company

American Maturity Life Insurance Company Separate Account

Supplement, dated February 6, 2006

to

Prospectuses and Statements of Additional Information, dated April 30, 2005 or thereafter

This Supplement is intended to be distributed with prospectuses and statements of additional information for certain variable annuity contracts issued by American Maturity Life Insurance Company.

The prospectuses and statements of additional information are revised as follows:

•	References to Scudder Variable Series I are deleted and replaced with DWS Variable Series I.

•	References to Scudder SVS I Bond Portfolio - Class A are deleted and replaced with DWS Bond VIP – Class A.

•	References to Scudder SVS I Capital Growth Portfolio – Class A are deleted and replaced with DWS Capital Growth VIP – Class A.

•	References to Scudder SVS I Growth and Income Portfolio – Class A are deleted and replaced with DWS Growth & Income VIP – Class A.

•	References to Scudder SVS I Money Market Portfolio – Class A are deleted and replaced with DWS Money Market VIP – Class A.

•	References to Scudder Distributors, Inc. are deleted and replaced with DWS Scudder Distributors, Inc.

The investment objectives for the funds listed above have not changed.

Please retain this supplement together with your prospectus for future reference.